UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04889

Exact name of registrant as specified in charter:	abrdn Healthcare Investors

Address of principal executive offices:	1900 Market Street, Suite 200
Philadelphia, PA 19103

Name and address of agent for service:	Sharon Ferrari
abrdn Inc.
1900 Market Street Suite 200
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-800-522-5465

Date of fiscal year end:	September 30

Date of reporting period:	March 31, 2024

Item 1. Reports to Stockholders.

abrdn Healthcare Investors (HQH)
(formerly, Tekla Healthcare Investors)
Semi-Annual Report
March 31, 2024
abrdn.com

Managed Distribution Policy  (unaudited)

In February 2024, the Board of Trustees (the "Board") of the abrdn Healthcare Investors (the "Fund") approved the continuation of the managed distribution policy ("MDP") and determined to increase the rolling distribution rate from 8% to 10% based on the average daily net asset value of the previous three months as of the month-end prior to declaration for the 12-month period commencing with the distribution paid on March 28, 2024. In May 2024, the Board determined to increase the rolling distribution rate from 10% to 12% commencing with the distribution payable on June 28, 2024. The Fund intends to maintain the increased MDP for at least 12 months unless there is significant and unforeseen change in market conditions.
With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the estimated amount and composition of the distribution and other information required by the Fund’s MDP exemptive order. The Board may amend or terminate the MDP at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

Distribution Disclosure Classification  (unaudited)

The Fund’s policy is to provide investors with a stable distribution rate. Each quarterly distribution will be paid out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.
The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax rules, the amount applicable to the Fund and character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.
Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, September 30. Under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.
Based on generally accepted accounting principles, the Fund estimates the distributions for the fiscal year commenced October 1, 2023 through the distributions declared on May 9, 2024 consisted of 9% net realized short-term capital gains, 31% net realized long-term capital gains and 60% tax return of capital.
In January 2025, a Form 1099-DIV will be sent to shareholders, which will state the final amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2024 calendar year.

abrdn Healthcare Investors

Letter to Shareholders  (unaudited)

Dear Shareholder,
We present the Semi-Annual Report, which covers the activities of abrdn Healthcare Investors (formerly, Tekla Healthcare Investors) (the “Fund”), for the six-month period ended March 31, 2024. The Fund’s investment objective is to seek long-term capital appreciation by investing primarily in securities of healthcare companies. In addition, the Fund seeks to provide regular distribution of realized capital gains.
Effective close of regular business on October 27, 2023, abrdn Inc. is your new investment adviser. abrdn Inc. assumed responsibility for the management of four former Tekla Capital Management LLC closed-end funds: abrdn Healthcare Investors (Ticker: HQH), formerly Tekla Healthcare Investors, abrdn Life Sciences Investors (Ticker: HQL), formerly Tekla Life Sciences Investors, abrdn Healthcare Opportunities Fund (Ticker: THQ), formerly Tekla Healthcare Opportunities Fund and abrdn World Healthcare Fund (Ticker: THW), formerly Tekla World Healthcare Fund.
Total Investment Return1
For the six-month period ended March 31, 2024, the total return to shareholders of the Fund based on the net asset value (“NAV”) and market price of the Fund, respectively, compared to the Fund’s benchmark is as follows:
NAV[2],[3]	11.29%
Market Price[2]	14.18%
80% Nasdaq Biotechnology Index, 20% S&P Composite 1500 Health Care Index[4]	13.21%
For more information about Fund performance, please visit the Fund on the web at www.abrdnhqh.com. Here, you can view quarterly commentary on the Fund's performance, monthly fact sheets, distribution and performance information, and other Fund literature.
NAV, Market Price and Premium(+)/Discount(-)
The below table represents a comparison from current six-month period end to prior fiscal year end of market price to published NAV and associated Premium(+) and Discount(-).

	NAV	Closing Market Price	Premium(+)/ Discount(-)
3/31/2024	$19.91	$16.86	-15.32%
9/30/2023	$18.84	$15.55	-17.46%
During the six-month period ended March 31, 2024, the Fund’s NAV was within a range of $17.76 to $20.42 and the Fund’s market price traded within a range of $14.32 to $17.44. During the six-month period ended March 31, 2024, the Fund’s shares traded within a range of a premium(+)/discount(-) of -12.35% to -19.59%.
Portfolio Management Updates
On March 21, 2024, the Fund announced the appointment of Dr. Jason Akus as co-lead portfolio manager to the Fund alongside Dr. Daniel Omstead. Effective June 1, 2024, Dr. Akus will become the lead Portfolio manager. Dr. Akus has served on the investment team with Dr. Omstead for over 20 years. The Fund will continue to be managed in accordance with its existing investment objective and strategies, pursuing the same investment philosophy and employing the same investment process that has served the Fund well through the years.

{foots1}
[1]	Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and shares, when sold, may be worth more or less than original cost. Current performance may be lower or higher than the performance quoted. NAV return data include investment management fees, custodial charges and administrative fees (such as Trustee and legal fees) and assumes the reinvestment of all distributions.
{foots1}
[2]	Assuming the reinvestment of dividends and distributions.
{foots1}
[3]	The Fund’s total return is based on the reported NAV for each financial reporting period end and may differ from what is reported on the Financial Highlights due to financial statement rounding or adjustments.
{foots1}
[4]	The NASDAQ Biotechnology Index is an unmanaged stock market index made up of securities of NASDAQ-listed companies classified according to the Industry Classification Benchmark as either the Biotechnology or the Pharmaceutical industry. The S&P Composite 1500® Health Care Index is an unmanaged index that comprises those companies included in the S&P Composite 1500 that are classified as members of the GICS® Health Care sector. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
abrdn Healthcare Investors	1

Letter to Shareholders  (unaudited)  (continued)

Managed Distribution Policy
The Fund has a managed distribution policy that provides for quarterly distributions at a rate set by the Board of Trustees (the "Board"). On February 9, 2024, the Board determined to increase the rolling distribution rate from 8% to 10% for the 12-month period commencing with the distribution payable in March 2024. On May  9, 2024, the Board determined to increase the rolling distribution rate from 10% to 12% based on the average daily net asset value of the previous three months as of the month-end prior to declaration for the remainder of the 12-month period commenced with the distribution paid on March 28, 2024. This policy will be subject to regular review by the Board. The distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a nontaxable return of capital.
On May 9, 2024, the Fund announced that it will pay on June 28, 2024, a stock distribution of US $0.59 per share to all shareholders of record as of May 23, 2024. This stock distribution will automatically be paid in newly issued shares of the Fund unless otherwise instructed by the shareholder. Shares of common stock will be issued at the lower of the NAV per share or the market price per share with a floor for the NAV of not less than 95% of the market price. Fractional shares will generally be settled in cash, except for registered shareholders with book entry accounts at Computershare Investor Services who will have whole and fractional shares added to their account.
Shareholders may request to be paid their quarterly distributions in cash instead of shares of common stock by providing advance notice to the bank, brokerage or nominee who holds their shares if the shares are in “street name” or by filling out in advance an election card received from Computershare Investor Services if the shares are in registered form.
The Fund is covered under exemptive relief received by the Fund’s investment manager from the U.S. Securities and Exchange Commission (“SEC”) that allows the Fund to distribute long-term capital gains as frequently as quarterly in any one taxable year.
Unclaimed Share Accounts
Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder  is returned to the Fund's transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund's transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund's transfer agent.
Options Writing
In order to further support the increase in distribution rate for the Fund, the Fund intends to employ a strategy of writing (selling) covered call options on a portion of the common stocks in its portfolio, writing (selling) put options on a portion of the common stocks in its portfolio and, to a lesser extent, writing (selling) covered call and writing (selling) put options on indices of securities and sectors of securities generally within the healthcare industry. This option strategy is intended to generate current income from option premiums as a means to enhance distributions payable to the Fund's shareholders. The Fund's investment team does not anticipate any adverse implications to the Fund's existing total return potential or risk profile as a result of the strategy; however, the investment adviser may choose to decrease or modify its use of the option writing strategy to the extent that it may negatively impact the Fund's ability to benefit from capital appreciation. The Fund currently expects that it will not write options on more than 10% of its assets.
Open Market Repurchase Program
The Fund’s Board approved the renewal of the open market repurchase and discount management policy (the “Program”). The Program allows the Fund to purchase, in the open market, its outstanding common shares, with the amount and timing of any repurchase determined at the discretion of the Fund’s investment adviser. Such purchases may be made opportunistically at certain discounts to NAV per share in the reasonable judgment of management based on historical discount levels and current market conditions. If shares are repurchased, the Fund reports repurchase activity on the Fund's website on a monthly basis. For the six-month period ended March 31, 2024, the Fund did not repurchase any shares through the Program.
On a quarterly basis, the Fund’s Board will receive information on any transactions made pursuant to this policy during the prior quarter and management will post the number of shares repurchased on the Fund’s website on a monthly basis.  Under the terms of the Program, the Fund is permitted to repurchase up to 12% of its outstanding shares of common stock in the open market during any 12 month period.
Portfolio Holdings Disclosure
The Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund's semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the SEC for the first and

2	abrdn Healthcare Investors

Letter to Shareholders  (unaudited)  (concluded)

third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These reports are available on the SEC’s website at http://www.sec.gov. The Fund makes the information available to shareholders upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.
Proxy Voting
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available by August 31 of the relevant year: (1) upon request without charge by calling Investor Relations toll-free at 1-800-522-5465; and (2) on the SEC’s website at http://www.sec.gov.
Investor Relations Information
As part of abrdn’s commitment to shareholders, we invite you to visit the Fund on the web at www.abrdnhqh.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, and other Fund literature.
Enroll in abrdn’s email services and be among the first to receive the latest closed-end fund news, announcements, videos, and other information. In addition, you can receive electronic versions of important Fund documents, including annual reports, semi-annual reports, prospectuses and proxy statements. Sign up today at https://www.abrdn.com/en-us/cefinvestorcenter/contact-us/preferences
Contact Us:
•	Visit: https://www.abrdn.com/en-us/cefinvestorcenter
•	Email: Investor.Relations@abrdn.com; or
•	Call: 1-800-522-5465 (toll free in the U.S.).
Yours sincerely,
/s/ Christian Pittard
Christian Pittard
President
{foots1}
All amounts are U.S. Dollars unless otherwise stated.
abrdn Healthcare Investors	3

Letter from Daniel Omstead, Founder of Tekla Capital Management LLC

Dear shareholders,
After more than twenty years of sharing my thoughts with you, this will be my final letter to shareholders. As we announced in recent months, sponsorship and management of your Fund has transitioned to abrdn while Dr. Jason Akus MD, MBA will become Lead Portfolio manager on June 1, 2024.
abrdn, founded in 1825, is a UK-based asset manager offering a large and diverse set of investment products, including closed-end funds. In fact, it is one of the largest managers of closed-end funds worldwide, managing 35 closed-end funds. I am confident that your Fund and its healthcare siblings will benefit from abrdn.
As I make my own transition, I note that my enthusiasm for the healthcare sector continues unabated. After a twenty-year career in pharmaceutical and biotech operating companies and a subsequent twenty-year career investing in such companies, I continue to be amazed by the pace and magnitude of innovation I see. The pharmaceutical (including biotech) sector has been making discoveries that improve and extend the lives of people for nearly one hundred years. I just can’t imagine that it won’t continue for another hundred years. This is great for the lives of people everywhere. And it provides the basis for a long-term investment thesis. Quite a combination.
Sincerely,
Daniel R. Omstead, PhD
Former Portfolio Manager of the Fund

4	abrdn Healthcare Investors

Total Investment Return  (unaudited)

The following table summarizes the average annual Fund performance compared to the Fund’s primary benchmark  for the six-month (not annualized), 1-year, 3-year, 5-year and 10-year periods ended March 31, 2024.
	6 Months	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	11.29%	8.63%	1.58%	6.74%	6.11%
Market Price	14.18%	5.54%	-3.14%	5.32%	4.36%
80% Nasdaq Biotechnology Index, 20% S&P Composite 1500 Health Care Index	13.21%	9.79%	0.84%	6.91%	7.01%
Nasdaq Biotechnology Index	12.49%	8.28%	-1.34%	5.51%	6.62%
Performance of a $10,000 Investment (as of March 31, 2024)
This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the periods indicated. For comparison, the same investment is shown in the indicated index.
Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses.” Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. The Fund’s total investment return is based on the reported NAV as of the financial reporting period end date of March 31, 2024. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.abrdnhqh.com or by calling 800-522-5465.
The annualized total expense ratio based on the six-month period ended March 31, 2024 was 1.12%.
abrdn Healthcare Investors	5

Portfolio Summary  (as a percentage of net assets) (unaudited)
As of March 31, 2024

Asset Allocation
Common Stocks	88.7%
Convertible Preferred Stocks	6.4%
Exchange-Traded Funds	1.7%
Milestone Interests	1.7%
Convertible Note	0.1%
Warrants	0.0%
Short-Term Investments	1.5%
Liabilities in Excess of Other Assets	(0.1%)
100.0%

Industries
Biotechnology	59.4%
Pharmaceuticals	18.6%
Health Care Equipment & Supplies	7.8%
Life Sciences Tools & Services	6.3%
Health Care Providers & Services	4.8%
Exchange-Traded Funds	1.7%
Short-Term Investments	1.5%
Liabilities in Excess of Other Assets	(0.1%)
100.0%

Top Ten Holdings
Regeneron Pharmaceuticals, Inc.	8.4%
Vertex Pharmaceuticals, Inc.	8.1%
Amgen, Inc.	7.3%
Gilead Sciences, Inc.	5.6%
AstraZeneca PLC, ADR	3.6%
Biogen, Inc.	3.0%
Eli Lilly & Co.	2.6%
AbbVie, Inc.	2.1%
Illumina, Inc.	1.9%
BioMarin Pharmaceutical, Inc.	1.9%

6	abrdn Healthcare Investors

Portfolio of Investments (unaudited)
As of March 31, 2024

	Shares or Principal Amount	Value
Convertible Preferred Stocks(a),(b),(c)—6.4%
Biotechnology—3.2%
Abcuro, Inc. Series B	532,816	$ 2,925,000
Arbor Biotechnologies, Inc. Series B,8.00%	82,076	1,359,999
Arkuda Therapeutics, Inc. Series B,6.00%(d)	1,044,322	1,152,827
Arkuda Therapeutics, Inc. Series A,6.00%(d)	2,353,932	235
Flamingo Therapeutics, Inc. Series A3	243,458	1,604,820
Hotspot Therapeutics, Inc. Series C,6.00%	632,394	1,387,283
Hotspot Therapeutics, Inc. Series B,6.00%	2,875,000	6,306,887
Incendia Therapeutics, Inc. Series A	1,769,383	3,399,993
Invetx, Inc. Series B,8.00%(d)	3,089,091	2,070,000
Invetx, Inc. Series A,8.00%(d)	7,187,500	4,816,344
Priothera Co. Ltd. Series A,6.00%(d)	346,666	654,501
Quell Therapeutics Ltd. Series B(e)	1,553,631	3,229,999
Recode Therapeutics, Inc. Series B,5.00%	331,413	3,060,003
		31,967,891
Health Care Equipment & Supplies—0.0%
IO Light Holdinigs, Inc. Series A2	421,634	43
Pharmaceuticals—3.2%
Amolyt Pharma SAS Series C(e)	1,602,836	12,510,557
Biotheryx, Inc. Series E,8.00%	1,295,238	1,254,309
Curasen Therapeutics, Inc. Series A(d)	18,203,119	8,728,396
Endeavor Biomedicines, Inc. Series B,8.00%	657,322	3,099,996
Engrail Therapeutics, Inc. Series B	4,768,649	5,049,999
HiberCell, Inc. Series C	1,529,261	708,965
HiberCell, Inc. Series B	2,773,472	1,285,783
		32,638,005
Total Convertible Preferred Stocks		64,605,939
Convertible Note—0.1%
Pharmaceuticals—0.1%
Curasen Therapeutics, Inc., 8.00%, 08/15/24(a),(b),(c),(d)	$846,390	846,390
Total Convertible Note		846,390
Common Stocks—88.7%
Biotechnology—56.2%
89bio, Inc.(b)	263,893	3,071,714
AbbVie, Inc.	115,116	20,962,624
Akero Therapeutics, Inc.(b)	115,854	2,926,472
Alkermes PLC(b),(e)	140,110	3,792,778
Alnylam Pharmaceuticals, Inc.(b)	113,894	17,021,458
Amgen, Inc.	257,888	73,322,716
Apellis Pharmaceuticals, Inc.(b)	118,636	6,973,424
Arcutis Biotherapeutics, Inc.(b)	86,869	860,872
Argenx SE, ADR(b)	40,458	15,929,124
Ascendis Pharma AS, ADR(b)	92,961	14,052,914
Biogen, Inc.(b)	141,609	30,535,149
BioMarin Pharmaceutical, Inc.(b)	220,539	19,261,876
BioNTech SE, ADR(b)	66,396	6,125,031
Bridgebio Pharma, Inc.(b)	103,392	3,196,881
Chinook Therapeutics, Inc. CVR(b),(c)	91,800	207,468
Cytokinetics, Inc.(b)	117,519	8,239,257
Denali Therapeutics, Inc.(b)	330,708	6,786,128
Exelixis, Inc.(b)	371,687	8,820,132
Fusion Pharmaceuticals, Inc.(b),(e)	7,593	161,883
G1 Therapeutics, Inc.(b)	200,492	866,125
Galera Therapeutics, Inc.(b)	296,462	41,505
Gilead Sciences, Inc.	766,175	56,122,319
	Shares or Principal Amount	Value

I-Mab, ADR(b)	53,885	$ 100,226
Immunovant, Inc.(b)	120,895	3,906,117
Insmed, Inc.(b)	69,821	1,894,244
Intellia Therapeutics, Inc.(b)	103,664	2,851,797
Ionis Pharmaceuticals, Inc.(b)	126,543	5,485,639
Krystal Biotech, Inc.(b)	27,137	4,828,486
Mereo Biopharma Group PLC, ADR(b)	560,468	1,849,544
Mirum Pharmaceuticals, Inc.(b)	76,190	1,913,893
Moderna, Inc.(b)	173,992	18,540,587
Mural Oncology PLC(b),(e)	17,390	85,037
Natera, Inc.(b)	38,117	3,486,181
Neurocrine Biosciences, Inc.(b)	43,499	5,999,382
Novavax, Inc.(b)	37,188	177,759
Praxis Precision Medicines, Inc.(b)	3,427	209,115
Pyxis Oncology, Inc.(b)	481,646	2,051,812
Rallybio Corp.(b)	755,076	1,396,891
Regeneron Pharmaceuticals, Inc.(b)	87,787	84,494,110
Roivant Sciences Ltd.(b)	747,277	7,876,299
Sage Therapeutics, Inc.(b)	42,028	787,605
Sarepta Therapeutics, Inc.(b)	108,343	14,026,085
Scholar Rock Holding Corp.(b)	68,117	1,209,758
Sutro Biopharma, Inc.(b)	69,389	392,048
TScan Therapeutics, Inc.(b)	138,057	1,096,173
Ultragenyx Pharmaceutical, Inc.(b)	98,642	4,605,595
uniQure NV(b),(e)	244,086	1,269,247
United Therapeutics Corp.(b)	17,837	4,097,516
Vaxcyte, Inc.(b)	132,313	9,038,301
Vertex Pharmaceuticals, Inc.(b)	194,177	81,167,928
Xencor, Inc.(b)	78,135	1,729,127
		565,844,352
Health Care Equipment & Supplies—7.8%
Abbott Laboratories	114,588	13,024,072
Baxter International, Inc.	39,600	1,692,504
Becton Dickinson & Co.	3,506	867,560
Boston Scientific Corp.(b)	183,360	12,558,326
Cercacor Laboratories, Inc.(a),(b),(c)	160,000	207,000
Dexcom, Inc.(b)	14,300	1,983,410
Edwards Lifesciences Corp.(b)	75,377	7,203,026
IDEXX Laboratories, Inc.(b)	15,551	8,396,452
Inspire Medical Systems, Inc.(b)	21,488	4,615,408
Insulet Corp.(b)	11,568	1,982,755
Intuitive Surgical, Inc.(b)	34,571	13,796,940
Medtronic PLC(e)	52,381	4,565,004
Stryker Corp.	12,890	4,612,944
Zimmer Biomet Holdings, Inc.	24,137	3,185,601
		78,691,002
Health Care Providers & Services—4.8%
Guardant Health, Inc.(b)	173,673	3,582,874
HCA Healthcare, Inc.	16,232	5,413,859
Humana, Inc.	18,295	6,343,242
Innovacare, Inc. Escrow Shares(a),(b),(c)	222,222	5,755
McKesson Corp.	12,176	6,536,686
Molina Healthcare, Inc.(b)	18,161	7,461,084
Tenet Healthcare Corp.(b)	43,846	4,608,653
UnitedHealth Group, Inc.	29,467	14,577,325
		48,529,478
Life Sciences Tools & Services—6.3%
Adaptive Biotechnologies Corp.(b)	647,787	2,079,396
Avantor, Inc.(b)	129,493	3,311,136

abrdn Healthcare Investors	7

Portfolio of Investments (unaudited)  (concluded)
As of March 31, 2024

	Shares or Principal Amount	Value
Common Stocks (continued)
Life Sciences Tools & Services (continued)
Charles River Laboratories International, Inc.(b)	34,616	$ 9,379,205
Danaher Corp.	26,444	6,603,596
Illumina, Inc.(b)	142,483	19,565,766
Medpace Holdings, Inc.(b)	12,199	4,930,226
Thermo Fisher Scientific, Inc.	27,187	15,801,356
West Pharmaceutical Services, Inc.	5,474	2,166,117
		63,836,798
Pharmaceuticals—13.6%
Amylyx Pharmaceuticals, Inc.(b)	82,855	235,308
AstraZeneca PLC, ADR	530,924	35,970,101
Bristol-Myers Squibb Co.	119,794	6,496,429
Eli Lilly & Co.	34,047	26,487,204
Endo International PLC(b),(e)	465,507	186
Intra-Cellular Therapies, Inc.(b)	80,822	5,592,882
Jazz Pharmaceuticals PLC(b)	22,124	2,664,172
Johnson & Johnson	93,399	14,774,788
Marinus Pharmaceuticals, Inc.(b)	385,154	3,481,792
Merck & Co., Inc.	114,534	15,112,761
Oculis Holding AG(b)	78,540	946,407
Oculis Holding AG(b),(e)	407,805	4,914,050
Pfizer, Inc.	223,242	6,194,966
Royalty Pharma PLC, Class A	295,996	8,989,399
Spectrum Pharmaceuticals, Inc. CVR(a),(b),(c)	79,790	0
Tetraphase Pharmaceuticals, Inc. CVR(a),(b),(c)	28,747	1,725
Teva Pharmaceutical Industries Ltd., ADR(b)	291,666	4,115,407
Zoetis, Inc.	5,547	938,608
		136,916,185
Total Common Stocks		893,817,815
Exchange-Traded Funds—1.7%
SPDR S&P Biotech ETF	120,257	11,411,187
iShares Biotechnology ETF	43,634	5,987,457
		17,398,644
Warrants—0.0%
Pharmaceuticals—0.0%
HiberCell, Inc. Series C (expiration date 09/15/28, exercise price $0.46)(a),(b),(c)	1,529,261	0
	Shares or Principal Amount	Value
Short-Term Investment—1.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.26%(f)	15,245,505	$ 15,245,505
Total Short-Term Investment		15,245,505
Total Investments Before Milestone Interests—98.4% (Cost $878,915,410)		991,914,293
	Interests	Value
Milestone Interests(a),(b),(c)—1.7%
Biotechnology—0.0%
Amphivena Milestone Interest	1	$ 0
Rainier Therapeutics, Inc. Milestone Interest	1	0
		0
Pharmaceuticals—1.7%
Afferent Milestone Interest	1	301,130
Ethismos Research, Inc. Milestone Interest	1	0
Neurovance Milestone Interest	1	16,061,266
		16,362,396
Total Milestone Interests		16,362,396
Total Investments (Cost $881,754,443)—100.1%		1,008,276,689
Liabilities in Excess of Other Assets (0.1%)		(591,541)
Net Assets—100.0%		$1,007,685,148

(a)	Level 3 security. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Non-income producing security.
(c)	Restricted security.
(d)	Affiliated issuers in which the Fund holds 5% or more of the voting securities.
(e)	Foreign security.
(f)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of March 31, 2024.

ADR	American Depositary Receipt
CVR	Contingent Value Right
ETF	Exchange-Traded Fund
PLC	Public Limited Company

See Notes to Financial Statements.

8	abrdn Healthcare Investors

Statement of Assets and Liabilities  (unaudited)
As of March 31, 2024

Assets
Investments in unaffiliated issuers, at value(cost $837,042,324)	$ 958,400,095
Investments in Affiliated Issuers, at value (cost $26,627,581)	18,268,693
Short-term investments, at value (cost $15,245,505)	15,245,505
Milestone interests, at value(cost $2,839,033)	16,362,396
Foreign currency, at value (cost $56)	54
Cash	14,044
Receivable for investments sold	15,886
Interest and dividends receivable	352,236
Tax reclaim receivable	13,787
Prepaid expenses	111,835
Other assets (Note 2j)	5,895
Total assets	1,008,790,426
Liabilities
Investment advisory fees payable (Note 3)	803,261
Administration fees payable (Note 3)	74,098
Investor relations fees payable (Note 3)	14,347
Trustee fees payable	12,189
Other accrued expenses	201,383
Total liabilities	1,105,278
Commitments and Contingencies (Notes 8 & 10)

Net Assets	$1,007,685,148
Composition of Net Assets
Common stock (par value $0.010 per share) (Note 5)	$ 506,248
Paid-in capital in excess of par	944,284,740
Distributable earnings	62,894,160
Net Assets	$1,007,685,148
Net asset value per share based on 50,624,847 shares issued and outstanding	$19.90

See Notes to Financial Statements.
abrdn Healthcare Investors	9

Statement of Operations  (unaudited)
For the Six-Months Ended March 31, 2024

Net Investment Income
Investment Income:
Dividends	$ 4,449,833
Interest and amortization of discount and premium and other income	855,461
Total investment income	5,305,294
Expenses:
Investment advisory fee (Note 3)	4,563,063
Investor relations fees and expenses (Note 3)	210,161
Administration fee (Note 3)	95,072
Legal fees and expenses	91,341
Reports to shareholders and proxy solicitation	91,095
Custodian’s fees and expenses	86,283
Trustees' fees and expenses	76,320
Independent auditors’ fees and tax expenses	72,250
Transfer agent’s fees and expenses	32,199
Insurance expense	18,632
Miscellaneous	53,654
Net expenses	5,390,070

Net Investment Loss	(84,776)
Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:
Net realized gain/(loss) from:
Investments in unaffiliated issuers	(10,470,758)
(10,470,758)
Net change in unrealized appreciation/(depreciation) on:
Investments	104,107,443
Affiliated investments	(1,309,125)
Milestone interests	7,454,626
Foreign currency translation	1
110,252,945
Net realized and unrealized gain from investments and foreign currencies	99,782,187
Change in Net Assets Resulting from Operations	$99,697,411

See Notes to Financial Statements.
10	abrdn Healthcare Investors

Statements of Changes in Net Assets

	For the Six-Month Period Ended March 31, 2024 (unaudited)	For the Year Ended September 30, 2023
Increase/(Decrease) in Net Assets:
Operations:
Net investment loss	$(84,776)	$(1,185,481)
Net realized loss from investments	(10,470,758)	90,148,865
Net change in unrealized appreciation on investments and foreign currency translation	110,252,945	(32,628,556)
Net increase in net assets resulting from operations	99,697,411	56,334,828
Distributions to Shareholders From:
Distributable earnings	(42,775,131)	(77,428,664)
Net decrease in net assets from distributions	(42,775,131)	(77,428,664)
Reinvestment of dividends resulting in the issuance of 1,182,831 and 2,098,290 shares of common stock, respectively	19,419,877	35,872,239
Change in net assets	76,342,157	14,778,403
Net Assets:
Beginning of period	931,342,991	916,564,588
End of period	$1,007,685,148	$931,342,991
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
abrdn Healthcare Investors	11

Financial Highlights

	For the Six-Month Period Ended March 31,	For the Fiscal Years Ended September 30,
	2024 (unaudited)(a)	2023 (b)	2022	2021	2020	2019
PER SHARE OPERATING PERFORMANCE(c):
Net asset value per common share, beginning of period	$18.84	$19.36	$25.47	$24.04	$20.33	$25.62
Net investment loss	(–)(d)	(0.02)	(0.08)	(0.14)	(0.05)	(0.07)
Net realized and unrealized gains/(losses) on investments, interest rate swaps, futures contracts and foreign currency transactions	1.92	1.11	(4.20)	3.63	5.50	(3.46)
Total from investment operations applicable to common shareholders	1.92	1.09	(4.28)	3.49	5.45	(3.53)
Distributions to common shareholders from:
Net investment income	(0.86)	–	(0.11)	(0.61)	(0.01)	(0.17)
Net realized gains	–	(1.61)	(1.72)	(1.45)	(1.77)	(1.65)
Total distributions	(0.86)	(1.61)	(1.83)	(2.06)	(1.78)	(1.82)
Effect of Fund shares repurchased	–	–	–	–	0.04	0.06
Net asset value per common share, end of period	$19.90	$18.84	$19.36	$25.47	$24.04	$20.33
Market price, end of period	$16.86	$15.55	$17.28	$25.57	$20.62	$18.34
Total Investment Return Based on(e):
Market price	14.18%	(1.24%)	(26.01%)	34.64%	23.38%	(12.88%)
Net asset value	11.23%(f)	6.80%	(16.78%)	15.03%	29.77%	(12.74%)
Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data:
Net assets applicable to common shareholders, end of period (000 omitted)	$1,007,685	$931,343	$916,565	$1,156,902	$1,054,696	$870,847
Average net assets applicable to common shareholders (000 omitted)	$959,064	$976,134	$1,007,052	$1,143,870	$991,235	$935,442
Total expenses	1.12%(g)	1.18%	1.19%	1.11%	1.10%	1.12%
Net Investment loss	(0.02%)(g)	(0.12%)	(0.36%)	(0.54%)	(0.20%)	(0.31%)
Portfolio turnover	11%(h)	43%	41%	69%	52%	48%

(a)	Effective October 27, 2023, abrdn Inc. became the investment adviser of the Fund. Prior to October 27, 2023, the Fund was managed by Tekla Capital Management, LLC.
(b)	Beginning with the year ended September 30, 2023, the Fund’s financial statements were audited by KPMG LLP. Previous years were audited by a different independent registered public accounting firm.
(c)	Based on average shares outstanding.
(d)	Less than $0.005 per share.
(e)	Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.
(f)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(g)	Annualized. See Notes to Financial Statements.
12	abrdn Healthcare Investors

Financial Highlights  (concluded)

(h)	Not annualized.
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
abrdn Healthcare Investors	13

Notes to  Financial Statements (unaudited)
March 31, 2024

1.  Organization
abrdn Healthcare Investors (the "Fund") is a Massachusetts business trust formed on October 31, 1986 and registered under the Investment Company Act of 1940 as a non-diversified closed-end management investment company. The Fund commenced operations on April 22, 1987. The Fund’s investment objective is to seek long-term capital appreciation by investing primarily in securities of healthcare companies. In addition, the Fund seeks to provide regular distribution of realized capital gains. The Fund invests primarily in securities of public and private companies that are believed by the Fund’s Investment Adviser, abrdn Inc. (as of October 27, 2023) (prior to October 27, 2023, Tekla Capital Management, LLC) (the "Investment Adviser," the "Adviser" or "abrdn"), to have significant potential for above-average growth. The Fund may invest up to 20% of its net assets in securities of foreign issuers, expected to be located primarily in Western Europe, Canada and Japan, and securities of U.S. issuers that are traded primarily in foreign markets.
2.  Summary of Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles ("GAAP") in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars and the U.S. Dollar is used as both the functional and reporting currency.
a.  Security Valuation:
The Fund values its securities at current market value or fair value, consistent with regulatory requirements. "Fair value" is defined in the Fund's Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date. Pursuant to Rule 2a-5 under the 1940 Act, the Board designated abrdn as the valuation designee ("Valuation Designee") for the Fund to perform the fair value determinations relating to Fund investments for which market quotations are not readily available or deemed unreliable. With respect to the Fund's investments in securities of early and /or later stage financing of a privately held companies ("Venture Capital Securities"), the Private Venture Valuation Committee ("PV Valuation
Committee"), which is a Committee of the Board, performs fair value determinations for the Fund.
Long-term debt and other fixed-income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider. If there are no current day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size and the strategies employed by the Valuation Designee generally trade in round lot sizes. In certain circumstances, some trades may occur in smaller “odd lot” sizes which may be effected at lower, or higher, prices than institutional round lot trades. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost, if it represents the best approximation of fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.
Equity securities that are traded on an exchange are valued at the last quoted sale price or the official close price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price.
Convertible preferred shares, warrants or convertible note interests in Venture Capital Securities, milestone interests, and other restricted securities are typically valued in good faith, based upon the recommendations made by the PV Valuation Committee or the Valuation Designee pursuant to fair valuation policies and procedures approved by the Board.
Derivative instruments are valued at fair value. Exchange-traded futures are generally Level 1 investments and centrally cleared swaps and forwards are generally Level 2 investments. Forward foreign currency contracts are generally valued based on the bid price of the forward rates and the current spot rate. Forward exchange rate quotations are available for scheduled settlement dates, such as 1-, 3-, 6-, 9- and 12-month periods. An interpolated valuation is derived based on the actual settlement dates of the forward contracts held. Futures contracts are valued at the settlement price or at the last bid price if no settlement price is available. Swap agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows). Exchange-traded options are

14	abrdn Healthcare Investors

Notes to  Financial Statements (unaudited)  (continued)
March 31, 2024

valued at the last quoted sales price. In the absence of a sales price, options are valued at the mean of the bid/ask price quoted at the close on the exchange on which the options trade. When market quotations or exchange rates are not readily available, or if the Adviser concludes that such market quotations do not accurately reflect fair value, the fair value of the Fund’s assets are determined in good faith in accordance with the Valuation Procedures.
Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund's portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/exchange-traded funds ("ETFs"), exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is generally determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.
Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 per share NAV. Generally, these investment types are categorized as Level 1 investments.
In the event that a security’s, other than a Venture Capital Security, market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Valuation Designee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the Adviser may be classified as Level 2 or Level 3 depending on the nature of the inputs.
Venture Capital Securities are valued based on a consideration of relevant factors, including both observable and unobservable inputs. Observable and unobservable inputs considered may include (i) the existence of any contractual restrictions on the disposition of securities; (ii) information obtained from the company, which may include an analysis of the company's financial statements, products, intended markets or technologies; (iii) the price of the same or similar security negotiated at arm's length in an issuer's completed subsequent round of financing; (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies; or (v) a probability and time value adjusted analysis of contractual terms. Where available and appropriate, multiple valuation methodologies are applied to confirm fair value. Significant unobservable inputs are often used in the fair value determination. A significant change in any of these inputs may result in a significant change in the fair value measurement. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations used at the date of these financial statements.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.
Open-end mutual funds are valued at the respective NAV as reported by such company. The prospectuses for the registered open-end management investment companies in which the Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and ETFs are valued at the market price of the security at the Valuation Time (defined below). A security using any of these pricing methodologies is generally determined to be a Level 1 investment.

abrdn Healthcare Investors	15

Notes to  Financial Statements (unaudited)  (continued)
March 31, 2024

The three-level hierarchy of inputs is summarized below:
Level 1 - quoted prices (unadjusted) in active markets for identical investments;
Level 2 - other significant observable inputs (including valuation factors, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk, etc.); or
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
Level 3 investments are valued using significant unobservable inputs. The Fund may also use a discounted cash flow based valuation approach in which the anticipated future cash flows of the investment are used to estimate the current fair value. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

A summary of standard inputs is listed below:
Security Type	Standard Inputs
Foreign equities utilizing a fair value factor	Depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security.
The following is a summary of the inputs used as of March 31, 2024 in valuing the Fund's investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:
Investments, at Value	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Assets
Investments in Securities
Common Stocks	$893,395,867	$209,193	$212,755	$893,817,815
Convertible Preferred Stocks	–	–	64,605,939	64,605,939
Exchange-Traded Funds	17,398,644	–	–	17,398,644
Milestone Interests	–	–	16,362,396	16,362,396
Convertible Note	–	–	846,390	846,390
Warrants	–	–	–	–
Short-Term Investment	15,245,505	–	–	15,245,505
Total Investments	$926,040,016	$209,193	$82,027,480	$1,008,276,689
Other Assets	$–	$–	$5,895	$5,895
Total Investment Assets	$926,040,016	$209,193	$82,033,375	$1,008,282,584

16	abrdn Healthcare Investors

Notes to  Financial Statements (unaudited)  (continued)
March 31, 2024

Rollforward of Level 3 Fair Value Measurements For the Six Months Ended March 31, 2024
Investments in Securities	Balance as of September 30, 2023	Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	Net Purchases and conversions	Net Sales and conversions	Balance as of March 31, 2024	Net Change in Unrealized Appreciation (Depreciation) from Investments Held at March 31, 2024
Common Stocks
Health Care Equipment & Supplies	$127,080	$79,920	$0	$0	$207,000	$79,920
Health Care Providers & Services	28,422	(22,667)	0	0	5,755	(22,667)
Pharmaceuticals	0	0	0	0	0	0
Convertible Note
Pharmaceuticals	846,390	0	0	0	846,390	0
Convertible Preferred Stocks
Biotechnology	33,873,762	(2,749,600)	1,580,473	(736,744)	31,967,891	(2,998,273)
Health Care Equipment & Supplies	640,378	(640,335)	0	0	43	(640,335)
Pharmaceuticals	19,489,580	8,081,088	5,067,336	0	32,638,005	8,081,088
Milestone Interests
Biotechnology	0	3,220	0	(3,220)	0	0
Pharmaceuticals	14,021,704	6,661,336	0	(4,320,644)	16,362,396	5,071,682
Warrants
Pharmaceuticals	0	0	0	0	0	0
Other Assets	272	0	5,713	0	5,895	0
Total	$69,027,588	$11,412,962	$6,653,522	$(5,060,608)	$82,033,375	$9,571,415

Description	Fair Value at 03/31/24	Valuation Technique (s)	Unobservable Inputs	Range	Weighted Average	Relationship Between FairValue and Input; if input value increases then Fair Value:
Convertible Preferred Stocks	$64,605,939	Transaction Price	(a)	N/A	N/A	Increase
Milestone Interests	$16,362,396	Probability adjusted value	Probability of events Timing of events	0.00%-95.00% 0.00-12.25 years	56.80% 4.68 years	Increase Decrease
Common Stocks	$5,755	Probability adjusted value	Probability of events Timing of events	50.00%-100.00% 0.50-2.50 years	50.00% 0.50 years	Increase Decrease
	$207,000	Market approach	Liquidity Discount Revenue Allocation	75.00% 10.00%	75.00% 10.00%	Decrease Increase
Convertible Notes	$846,390	Transaction Price	(a)	N/A	N/A	Increase
Warrants	$0	Transaction Price	(a)	N/A	N/A	Increase
Other Assets	$5,895	Probability adjusted value	Probability of events Timing of events	5.00%-100.00% 0.25-7.75 years	93.67% 0.75 years	Increase Decrease
	$82,033,375
Amounts listed as “–” are $0 or round to $0.
abrdn Healthcare Investors	17

Notes to  Financial Statements (unaudited)  (continued)
March 31, 2024

(a)	The valuation technique used as a basis to approximate fair value of these investments is based on a transaction price or subsequent financing rounds.
b.  Restricted Securities:
Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the "1933 Act"), as amended. Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.
c.  Foreign Currency Translation:
Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.
Foreign currency amounts are translated into U.S. Dollars on the following basis:
(i) market value of investment securities, other assets and liabilities – at the current daily rates of exchange at the Valuation Time; and
(ii) purchases and sales of investment securities, income and expenses – at the relevant rates of exchange prevailing on the respective dates of such transactions.
The Fund does not isolate that portion of gains and losses on investments in equity securities due to changes in the foreign exchange rates from the portion due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.
Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.
Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund's investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.
d.  Rights Issues and Warrants:
Rights issues give the right, normally to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally a short-term period) and are offered at the company’s discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Public Rights issues and warrants are speculative and have no value if they are not exercised before the expiration date. Rights issues and warrants are valued at the last sale price on the exchange on which they are traded.
e.  Options:
An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option) or sell to (put option) the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised.
The Fund’s obligation under an exchange traded written option or investment in an exchange traded purchased option is valued at the last sale price or in the absence of a sale, the mean between the closing bid and asked prices. Gain or loss is recognized when the option contract expires, is exercised or is closed.
If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund’s maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid

18	abrdn Healthcare Investors

Notes to  Financial Statements (unaudited)  (continued)
March 31, 2024

secondary market will limit the Fund’s ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.
All options on securities and securities indices written by the Fund are required to be covered. When the Fund writes a call option, this means that during the life of the option the Fund may own or have the contractual right to acquire the securities subject to the option or may maintain with the Fund’s custodian in a segregated account appropriate liquid securities in an amount at least equal to the market value of the securities underlying the option. When the Fund writes a put option, this means that the Fund will maintain with the Fund’s custodian in a segregated account appropriate liquid securities in an amount at least equal to the exercise price of the option.
There were no outstanding call options written and put options purchased for the six-month period ended March 31, 2024.
f.  Security Transactions, Investment Income and Expenses:
Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income and expenses are recorded on an accrual basis.
g.  Distributions:
The Fund has a managed distribution policy to pay distributions from net investment income supplemented by net realized capital gains and return of capital distributions, if necessary, on a quarterly basis. The managed distribution policy is subject to regular review by the Board. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP.
h.  Federal Income Taxes:
The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund's U.S. federal and state tax returns for each of the most recent four fiscal years up to the most recent fiscal year ended September 30, 2023 are subject to such review.
As of March 31, 2024, the Fund had no uncertain tax positions that would require financial statement recognition or disclosure. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
i.  Milestone Interests
The Fund holds financial instruments which reflect the current value of future milestone payments the Fund may receive as a result of contractual obligations from other parties. The value of such payments are adjusted to reflect the estimated risk based on the relative uncertainty of both the timing and the achievement of individual milestones. A risk to the Fund is that the milestones will not be achieved and no payment will be received by the Fund. The milestone interests were received as part of the proceeds from the sale of seven private companies. Any payments received are treated as a reduction of the cost basis of the milestone interests with payments received in excess of the cost basis treated as a realized gain. The contractual obligations with respect to the milestone interests provide for payments at various stages of the development of Afferent, Amphivena, Ethismos Research, Neurovance and Rainier Therapeutics' principal product candidate as of the date of the sale.
The following is a summary of the impact of the milestone interests on the financial statements as of and for the six-month period ended March 31, 2024:
Statement of Assets and Liabilities, Milestone interests, at value	$16,362,396
Statement of Assets and Liabilities, Total distributable earnings	$13,523,363
Statement of Operations, Change in unrealized appreciation (depreciation)	$7,454,626
j.  Other Assets
Other assets in the Statement of Assets and Liabilities consists of amounts due to the Fund at various times in the future in connection with the sale of investments in two private companies.
3.  Agreements and Transactions with Affiliates
a.  Investment Adviser and Other Affiliated Fees
Effective as of the close of business October 27, 2023 abrdn serves as the Fund’s Investment Adviser pursuant to an investment management agreement (the “Advisory Agreement”) with the Fund. The Adviser is a wholly-owned indirect subsidiary of abrdn plc. In rendering management services, the Adviser may use the resources of investment adviser subsidiaries of abrdn plc. These affiliates have entered into procedures pursuant to which investment professionals from affiliates may render portfolio management and research services as associated persons of the Adviser. As compensation for its services to the Fund, the Investment Adviser receives an annual investment advisory fee at an annual rate of (i) 2.50% of the average

abrdn Healthcare Investors	19

Notes to  Financial Statements (unaudited)  (continued)
March 31, 2024

net assets for the month of its venture capital and other restricted securities up to 25% of net assets and (ii) for all other net assets, 0.98% of the average net assets up to $250 million, 0.88% of the average net assets for the next $250 million, 0.80% of the average net assets for the next $500 million and 0.70% of the average net assets thereafter. The aggregate fee would not exceed a rate when annualized of 1.36%. For the six-month period ended March 31, 2024, the Fund paid the Adviser $3,910,021.
Prior to close of business on October 27, 2023, the Fund paid Tekla Capital Management, LLC ("Prior Adviser") an annual fee calculated at the same rate as discussed above. For the period from October 1, 2023 to October 27, 2023, the Prior Adviser earned an advisory fee of $653,042.
The Fund entered into a Services Agreement (the "Agreement") with the Adviser. Pursuant to the terms of the Agreement, the Fund reimbursed the Adviser for certain services related to a portion of the payment of salary and provision of benefits to the Fund’s Chief Compliance Officer. For the period from October 1, 2023 to October 27, 2023, these payments amounted to $8,101 and are included in the Miscellaneous category of expenses in the Statement of Operations, together with insurance and other expenses incurred to unaffiliated entities. Expenses incurred pursuant to the Agreement as well as certain expenses paid for by the Prior Adviser are allocated to the Fund in an equitable fashion as approved by the Trustees or officers of the Fund who are also officers of the Adviser.
Effective upon the close of business on October 27, 2023, the Adviser entered into a written contract with the Fund to limit the total ordinary operating expenses of the Fund (excluding leverage costs, interest, taxes, brokerage commissions, acquired fund fees and expenses and any non-routine expenses) from exceeding 1.17% of the average daily net assets of the Fund on an annualized basis for twelve months (the “Expense Limitation Agreement”). The Expense Limitation Agreement may not be terminated before October 27, 2025, without the approval of the Fund’s trustees who are not “interested persons” of the Fund (as defined in the 1940 Act). For the period ended March 31, 2024 there were no expenses subject to the Expense Limitation Agreement.
b.  Investor Relations:
Prior to March 1, 2024, Destra Capital Advisors LLC ("Destra") provided the Fund investor support services in connection with the ongoing operation of the Fund. The fund paid Destra a fee in an annual amount equal to 0.05% of the average aggregate daily value of the Fund's Managed Assets pursuant to the investor support services agreement. Effective March 1, 2024, under the terms of the Investor Relations Services Agreement, abrdn Inc. provides and pays third parties to provide investor relations services to the Fund and certain other funds advised by abrdn Inc. or its affiliates as part of an Investor Relations
Program.  Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the "Fund's Portion").  However, investor relations services fees are limited by abrdn Inc. so that the Fund will only pay up to an annual rate of 0.05% of the Fund's average weekly net assets. Any difference between the capped rate of 0.05% of the Fund's average weekly net assets and the Fund's Portion is paid for by abrdn Inc.
Pursuant to the terms of the Investor Relations Services Agreement, abrdn Inc. (or third parties engaged by abrdn Inc.), among other things, provides objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, publishes white papers, magazine articles and other relevant materials discussing the Fund's investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.
During the six-month period ended March 31, 2024, the Fund incurred investor relations fees of approximately $14,347. For the six-month period ended March 31, 2024, abrdn Inc. did not contribute to the investor relations fees for the Fund because the Fund’s contribution was below 0.05% of the Fund’s average weekly net assets on an annual basis.
4.  Investment Transactions
Purchases and sales of investment securities (excluding short-term securities) for the six-month period ended March 31, 2024, were $106,791,589 and $103,655,430, respectively.

20	abrdn Healthcare Investors

Notes to  Financial Statements (unaudited)  (continued)
March 31, 2024

5.  Capital
The Fund is authorized to issue an unlimited number of common shares of beneficial interest at par value $0.01 per common share. As of March 31, 2024, there were 50,624,847 shares of common stock issued and outstanding.
The following table shows the shares issued by the Fund as a part of a quarterly distribution to shareholders during the period ended March 31, 2024.
Payment Date	Shares Issued
January 10, 2024	531,245
March 28, 2024	651,586
6.  Other Transactions with Affiliates
An affiliate company is a company in which the Fund holds 5% or more of the voting securities. Transactions involving such companies during the six-month period ended March 31, 2024 were as follows:
	Value at September 30, 2023	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Value at March 31, 2024	Shares held at March 31, 2024	Principal Amount at March 31, 2024	Dividend Income	Capital Gains Distributions
Arkuda Therapeutics, Inc.	536,494	$3,211	$0	$0	$613,357	$1,153,062	3,398,254	$0	$0	$0
Curasen Therapeutics, Inc.	9,574,786	$11,394	$0	$0	$(11,394)	$9,574,786	18,203,119	$846,390	$0	0
Invertex Ltd.	6,886,344	0	0	0	0	6,886,344	10,276,591	0	0	0
Periotherapia Co. Ltd.	2,565,589	0	0	0	(1,911,088)	654,501	346,666	0	0	0
	19,563,213	14,605	0	0	(1,309,125)	18,268,693	32,224,630	846,390	0	0
7.  Open Market Repurchase Program
In March 2024, the Board approved the renewal of the repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares in the open market for a one-year period ending July 14, 2025. Prior to this renewal, in March 2023, the Trustees approved the renewal of the share repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares for a one-year period ending July 14, 2024.
For the six-month period ended March 31, 2024, the Fund did not repurchase any shares through this program.

8.  Private Companies and Other Restricted Securities
The Fund may invest in private companies and other restricted securities if these securities currently comprise 40% or less of net assets. The value of these securities represented 8.2% of the Fund’s net assets at March 31, 2024.
At March 31, 2024, the Fund had a commitment of $1,503,443 relating to additional investments in three private companies.
abrdn Healthcare Investors	21

Notes to  Financial Statements (unaudited)  (continued)
March 31, 2024

The following table details the acquisition date, cost, carrying value per unit, and value of the Fund’s private companies and other restricted securities at March 31, 2024. The Fund on its own does not have the right to demand that such securities be registered.
Security	Acquisition Date	Cost	Carrying Value per Unit	Value
Abcuro, Inc., Series B — Convertible Preferred Stock	12/19/23, 08/10/23	$2,925,628	$5.49	$2,925,000
Afferent Milestone Interest	07/27/16	377,701	301,130.00	301,130
Amolyt Pharma SAS, Series C — Convertible Preferred Stock	01/25/23	3,767,700	7.81	12,510,557
Amphivena Milestone Interest	10/18/22	0	0.00	0
Arbor Biotechnologies, Inc., Series B — Convertible Preferred Stock	10/29/21	1,367,052	16.57	1,359,999
Arkuda Therapeutics, Inc., Series B — Convertible Preferred Stock	01/24/22,01/23/23	1,849,060	1.11	1,152,827
Arkuda Therapeutics, Inc., Series A — Convertible Preferred Stock	05/16/19, 04/02/20, 07/15/21	5,611,240	0.00	235
Biotheryx, Inc., Series E — Convertible Preferred Stock	05/19/21	6,814,111	0.97	1,254,308
Cercacor Laboratories, Inc. — Common Stock	03/31/98*	0	1.29	207,000
Chinook Therapeutics, Inc. CVR — Common Stock	08/14/23	35,802	2.26	207,468
Curasen Therapeutics, Inc., Series A — Convertible Preferred Stock	09/18/18, 01/07/20, 10/21/21, 11/01/22	8,751,043	0.48	8,728,396
Curasen Therapeutics, Inc. — Convertible Note	08/15/23	846,512	100.00	846,390
Endeavor Biomedicines, Inc., Series B — Convertible Preferred Stock	01/21/22	3,103,846	4.72	3,099,996
Engrail Therapeutics, Inc., Series B — Convertible Preferred Stock	03/14/24	5,049,999	1.06	5,049,999
Ethismos Research, Inc. Milestone Interest	10/31/17	0	0.00	0
Flamingo Therapeutics, Inc., Series A3 — Convertible Preferred Stock	04/21/20, 10/28/20	5,612,058	6.59	1,604,820
HiberCell, Inc., Series C — Convertible Preferred Stock	05/05/21	710,460	0.46	708,965
HiberCell, Inc., Series B — Convertible Preferred Stock	05/05/21	3,411,393	0.46	1,285,783
HiberCell, Inc. Series C — Warrant, expiration date 9/15/28	09/20/22	1,495	0.00	0
Hotspot Therapeutics, Inc., Series C — Convertible Preferred Stock	11/15/21	2,053,056	2.19	1,387,283
Hotspot Therapeutics, Inc., Series B — Convertible Preferred Stock	04/22/20, 06/17/21	6,916,047	2.19	6,306,888
Incendia Therapeutics, Inc., Series A — Convertible Preferred Stock	08/12/21	3,407,492	1.92	3,399,993
Innovacare, Inc. Escrow Shares — Common Stock	12/21/12*	25,044	0.03	5,756
Invetx, Inc., Series B — Convertible Preferred Stock	03/28/22	2,071,261	0.67	2,070,000
Invetx, Inc., Series A — Convertible Preferred Stock	08/06/20	3,452,934	0.67	4,816,344
IO Light Holdinigs, Inc., Series A2 — Convertible Preferred Stock	04/30/20, 05/17/21, 09/15/21*	1,395,511	0.00	42
Neurovance Milestone Interest	03/20/17	2,166,711	16,061,266.00	16,061,266
Priothera Co. Ltd., Series A — Convertible Preferred Stock	10/07/20	4,045,332	1.89	654,501
Quell Therapeutics Ltd., Series B — Convertible Preferred Stock	11/29/21, 03/23/22	2,957,194	2.08	3,229,999
Rainier Therapeutics, Inc. Milestone Interest	09/28/21	294,621	0.00	0
Recode Therapeutics, Inc., Series B — Convertible Preferred Stock	01/26/24, 10/12/21, 02/16/22	3,074,644	9.23	3,060,003
Spectrum Pharmaceuticals, Inc. CVR — Common Stock	08/02/23	6,383	0.00	0
Tetraphase Pharmaceuticals, Inc. CVR — Common Stock	09/01/21	5,749	0.06	1,725
		$82,107,079		$82,236,673

*	Interest received as part of a corporate action for a previously owned security.
22	abrdn Healthcare Investors

Notes to  Financial Statements (unaudited)  (continued)
March 31, 2024

9.  Portfolio Investment Risks
a.  Concentration Risk:
The Fund’s portfolio may be more sensitive to, and possibly more adversely affected by, regulatory, economic or political factors or trends relating to the healthcare industries than a portfolio of companies representing a larger number of industries. This risk is in addition to the risks normally associated with any strategy seeking capital appreciation by investing in a portfolio of equity securities. As a result of its concentration policy, the Fund’s investments may be subject to greater risk than a fund that has securities representing a broader range of investments and may cause the value of the Fund’s shares to fluctuate significantly over relatively short periods of time.
b.  Derivatives Risk (including Options):
Derivatives are speculative and may hurt the Fund’s performance. The potential benefits to be derived from the Fund’s options strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate.
c.  Equity Securities Risk:
The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry). Holders of common stock generally are subject to more risks than holders of preferred stock or debt securities because the right to repayment of common shareholders' claims is subordinated to that of preferred stock and debt securities upon the bankruptcy of the issuer.
d.  Key Personnel Risk:
There may be only a limited number of securities professionals who have comparable experience to that of the Fund’s existing portfolio management team in the area of healthcare companies. If one or more of the team members dies, resigns, retires or is otherwise unable to act on behalf of the Investment Adviser, there can be no assurance that a suitable replacement could be found immediately.
e.  Restricted Securities and Valuation Risk:
Some of the Fund’s investments are subject to restrictions on resale and generally have no established trading market or are otherwise illiquid with little or no trading activity. The valuation process requires an analysis of various factors. The Fund’s fair value methodology includes the examination of, among other things, (i) the existence of any contractual restrictions on the disposition of the securities; (ii) information obtained from the issuer which may include an analysis of the company’s financial statements, the company’s products or intended markets, or the company’s technologies; and (iii) the price of a security sold at arm’s length in an issuer’s subsequent completed round of financing. As there is typically no readily available market value for some of the Restricted Securities in the Fund’s portfolio, such Restricted Securities in the Fund’s portfolio are valued at fair value as determined in good faith by or under the direction of the Board pursuant to the Fund’s valuation policy and a consistently applied valuation process. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments determined in good faith by the Board may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.
f.  Risks Associated with the Fund’s Option Strategy:
The ability of the Fund to achieve its investment objective is partially dependent on the successful implementation of its option strategy. There are several risks associated with transactions in options on securities used in connection with the Fund's option strategy. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
As the writer of a call option covered with a security held by the Fund, the Fund forgoes, during the option's life, the opportunities to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but retains the risk of loss should the price of the underlying security decline. As the Fund writes such covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. To the extent the Fund writes call options that are not fully covered by securities in its portfolio (such as calls on an index or sector), it will lose money if the portion of the security or securities underlying the option that is not covered by securities in the Fund's portfolio appreciate in value above the exercise price of the option by an amount that exceeds the premium received on the option plus the exercise price of the option. The amount of this loss theoretically could be unlimited. The writer of an option has no control over the time when it may be required to fulfill its obligations as a writer of the option.
When the Fund writes put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put

abrdn Healthcare Investors	23

Notes to  Financial Statements (unaudited)  (continued)
March 31, 2024

premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund's potential gain as the writer of a covered put option is limited to the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.
g.  Sector Risk:
To the extent that the Fund has a significant portion of its assets invested in securities conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
Pharmaceutical Sector Risk. The success of companies in the pharmaceutical sector is highly dependent on the development, procurement and marketing of drugs. The values of pharmaceutical companies are also dependent on the development, protection and exploitation of intellectual property rights and other proprietary information, and the profitability of pharmaceutical companies may be significantly affected by such things as the expiration of patents or the loss of, or the inability to enforce, intellectual property rights. The research and other costs associated with developing or procuring new drugs and the related intellectual property rights can be significant, and the results of such research and expenditures are unpredictable. There can be no assurance that those efforts or costs will result in the development of a profitable drug.
The pharmaceutical sector is also subject to rapid and significant technological change and competitive forces that may make drugs obsolete or make it difficult to raise prices and, in fact, may result in price discounting. Companies in the pharmaceutical sector may also be subject to expenses and losses from extensive litigation based on intellectual property, product liability and similar claims. Companies in the pharmaceutical sector may be adversely affected by government regulation and changes in reimbursement rates. The ability of many pharmaceutical companies to commercialize and monetize current and any future products depends in part on the extent to which reimbursement for the cost of such products and related treatments are available from third-party payors, such as Medicare, Medicaid, private health insurance plans and health maintenance organizations.
Biotechnology Industry Risk. The success of biotechnology companies is highly dependent on the development, procurement and/or marketing of drugs. The values of biotechnology companies are also dependent on the development, protection and exploitation of intellectual property rights and other proprietary information, and the profitability of biotechnology companies may be significantly affected by such things as the expiration of patents or the loss of, or the inability to enforce, intellectual property rights The research and other costs associated with developing or procuring new drugs, products or technologies and the related intellectual property rights can be significant, and the results of such research and expenditures are unpredictable. There can be no assurance that those efforts or costs will result in the development of a profitable drug, product or technology.
The biotechnology sector is also subject to rapid and significant technological change and competitive forces that may make drugs, products or technologies obsolete or make it difficult to raise prices and, in fact, may result in price discounting. Companies in the biotechnology sector may also be subject to expenses and losses from extensive litigation based on intellectual property, product liability and similar claims. Companies in the biotechnology sector may be adversely affected by government regulation and changes in reimbursement rates. Healthcare providers, principally hospitals, that transact with companies in the biotechnology industry, often rely on third party payors, such as Medicare, Medicaid, private health insurance plans and health maintenance organizations to reimburse all or a portion of the cost of healthcare related products or services. Biotechnology companies will continue to be affected by the efforts of governments and third-party payors to contain or reduce health care costs.
Managed Care Sector Risk. Companies in the managed care sector often assume the risk of both medical and administrative costs for their customers in return for monthly premiums. The profitability of these products depends in large part on the ability of such companies to predict, price for, and effectively manage medical costs. Managed care companies base the premiums they charge and their Medicare bids on estimates of future medical costs over the fixed contract period; however, many factors may cause actual costs to exceed what was estimated and reflected in premiums or bids.
Managed care companies are regulated at the federal, state, local and international levels. The evolution of the ACA and other regulatory reforms could materially and adversely affect the manner in which U.S. managed care companies conduct business and their results of operations, financial position and cash flows. New laws or regulations could drive substantial change to the way healthcare products and services are currently delivered and paid for in the United States. A transformative overhaul of the U.S. healthcare system could impact the financial viability of managed care companies in which the Fund may invest.
Life Science and Tools Industry Risk.  Life science industries are characterized by limited product focus, rapidly changing technology, extensive government regulation, and intense competition.  In particular, technological advances can render an existing product,

24	abrdn Healthcare Investors

Notes to  Financial Statements (unaudited)  (continued)
March 31, 2024

which may account for a disproportionate share of a company’s revenue, obsolete. Extensive regulation can delay cause delays in product development, which may disadvantage a company in an intensely competitive environment. These various factors may result in abrupt advances and declines in the securities prices of particular companies, and, in some cases, may have a broad effect on the prices of securities of companies in particular life science industries.
Healthcare Technology Sector Risk. Companies in the healthcare technology sector may incur substantial cost related to product-related liabilities, interruptions at their data centers or client support facilities, claims for infringement or misappropriation of intellectual property rights of others, or infringement or misappropriation of their intellectual property.  Each of these may adversely impact the prices of securities of companies in the healthcare technology sector.
Additionally, the success of healthcare technology companies depends upon the recruitment and retention of key personnel. The failure to attract and retain qualified personnel could have a material adverse effect on healthcare technology companies’ prospects for long-term growth.
Healthcare Services Sector Risk. The operations of healthcare services companies are subject to extensive federal, state and local government regulations. A violation or departure from any of these legal requirements may result in government audits, lower reimbursements, significant fines and penalties, the potential loss of certification, recoupment efforts or voluntary repayments. If healthcare services companies fail to adhere to all of the complex government regulations that apply to their businesses, such companies could suffer severe consequences that would substantially reduce revenues, earnings, cash flows and stock prices.
A substantial percentage of a healthcare services company’s service revenues may be generated from patients who have state Medicaid or other non-Medicare government-based programs, such as coverage through the Department of Veterans Affairs (“VA”), as their primary coverage. As state governments and other governmental organizations face increasing budgetary pressure, healthcare services companies may in turn face reductions in payment rates, delays in the receipt of payments, limitations on enrollee eligibility or other changes to the applicable programs.
Healthcare Supplies Sector Risk. If healthcare supplies companies are unable to successfully expand their product lines through internal research and development and acquisitions or are unable to successfully grow their business through marketing partnerships, their business may be materially and adversely affected.
Quality is extremely important to healthcare supplies companies and their customers due to the serious and costly consequences of product failure. Quality certifications are critical to the marketing success of their products and services. If a healthcare supplies company fails to meet these standards or fails to adapt to evolving standards, its reputation could be damaged, it could lose customers, and its revenue and results of operations could decline.
Healthcare Facilities Sector Risk. A healthcare facility’s ability to negotiate favorable contracts significantly affects the revenues and operating results of such healthcare facilities. If a healthcare facility is unable to enter into and maintain managed care contractual arrangements on acceptable terms, if it experiences material reductions in the contracted rates received from managed care payers, or if it has difficulty collecting from managed care payers, its results of operations could be adversely affected.
Further changes in the Medicare and Medicaid programs or other government health care programs could have an adverse effect on a healthcare facility’s business. In addition to the changes affected by the ACA, the Medicare and Medicaid programs are subject to other regulatory changes which could materially increase or decrease payments from government programs in the future, as well as affect the cost of providing services to patients and the timing of payments to facilities, which could in turn adversely affect a healthcare facility’s overall business, financial condition, results of operations or cashflows.
Healthcare Equipment Sector Risk. The medical device markets are highly competitive and characterized by rapid change, which may affect a company’s ability to be competitive. They are also rigorously regulated and it is anticipated that governmental authorities will continue to scrutinize this industry closely, and that additional regulation may increase compliance and legal costs, exposure to    litigation, and other adverse effects to operations.
Healthcare equipment companies are substantially dependent on patent and other proprietary rights and failing to protect such rights or to be successful in litigation related to such rights may negatively impact the ability of healthcare equipment companies to sell current or future products.  Quality problems with the processes, goods and services of a healthcare equipment company could harm the company’s reputation for producing high-quality products and erode its competitive advantage, sales and market share. Quality certifications are critical to the marketing success of goods and services. If a healthcare equipment company fails to meet these standards, its reputation could be damaged, it could lose customers, and its revenue and results of operations could decline.
Healthcare Distributors Sector Risk. Companies in the healthcare distribution sector operate in markets that are highly competitive and in an industry that is highly regulated and often subject to legal proceedings. Due to the nature of the business of healthcare distribution companies, each of the above may have an adverse impact on the securities prices of companies in the healthcare distribution sector.

abrdn Healthcare Investors	25

Notes to  Financial Statements (unaudited)  (concluded)
March 31, 2024

Healthcare distribution companies depend on the availability of various components, compounds, raw materials and energy supplied by others for their operations. Any of these supplier relationships could be interrupted due to events beyond the control of such companies, including pandemics, epidemics or natural disasters, or could be terminated. A sustained supply interruption could have an adverse effect on business.
h.  Valuation Risk:
The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lower than expected gain upon the sale of the investment. The Fund's ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
i.  Venture Capital Investments Risk:
The Fund may occasionally invest in venture capital opportunities. While these securities offer the opportunity for significant capital gains, such investments also involve a degree of risk that can result in substantial losses. Some of the venture capital opportunities in which the Fund may invest are expected to be companies that are in a “start-up” stage of development, have little or no operating history, operate at a loss or with substantial variations in operating results from period to period, have limited products, markets, financial resources or management depth, or have the need for substantial additional “follow-on” capital to support expansion or to achieve or maintain a competitive position. Such additional investments may dilute the interests of prior investors, such as the Fund. Some of these companies may be emerging companies at the research and development stage with no marketable or approved products or technology. There can be no assurance that securities of start-up or emerging growth companies will, in the future, yield returns commensurate with their associated risks.
These investments, which are considered Restricted Securities, will be made primarily in convertible preferred stock. The Fund may also purchase non-convertible debt securities in connection with its venture capital investments, and otherwise when the Investment Adviser believes that such investments would be consistent with the Fund’s investment objective. While these debt investments typically will not be rated, the Investment Adviser believes that, in light of the risk characteristics associated with investments in emerging growth companies, if such investments were to be compared with investments rated by S&P or Moody’s, they may be rated as low as “C” in the rating categories established by S&P and Moody’s. Such securities are commonly referred to as “junk bonds” and are considered, on balance, as predominantly speculative.
10.  Contingencies
In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, the Fund expects the risk of loss from such claims to be remote.

11.  Tax Information
The U.S. federal income tax basis of the Fund's investments (including derivatives, if applicable) and the net unrealized appreciation as of March 31, 2024, were as follows:
Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$895,946,806	$272,777,933	$(160,448,050)	$112,329,883
12.  Subsequent Events
Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of March 31, 2024, other than as noted below.
On May 9, 2024, the Fund announced that it will pay on June 28, 2024, a stock distribution of US $0.59 per share to all shareholders of record as of May 23, 2024. Also on May 9, 2024, the Board approved an increase in the Fund’s distribution rate from 10% to 12% for the 12-month period commencing with the distribution payable in June 2024.
On May 24, 2024, the Board of abrdn plc announced Stephen Bird would be leaving abrdn effective June 30, 2024.

26	abrdn Healthcare Investors

Supplemental Information (Unaudited)

Board Consideration of the New Advisory Agreement
At an in-person meeting held on June 26, 2023, the Trustees then-currently serving as Trustees of the Fund (the "Current Trustees"), including all of the Trustees who are not "interested persons" (the "Independent Trustees") as defined in the 1940 Act, voting separately, unanimously determined, with respect to the Fund, that the terms of the new investment advisory agreement (each a "New Advisory Agreement")  are fair and reasonable and approved the New Advisory Agreement as being in the best interests of such Fund and its shareholders. In making its determination, the Board considered materials that were specifically prepared by abrdn Inc. and Tekla Capital Management, LLC ("Tekla") regarding the June 20, 2023, Tekla purchase agreement (the "Purchase Agreement") with abrdn pursuant to which Tekla has agreed to sell certain assets to abrdn relating to Tekla's advisory business for the Fund (the "Asset Transfer") and the New Advisory Agreement, including information with respect to abrdn Inc. that was provided in response to a number of questions and supplemental information requests from counsel to the Independent Trustees and the Fund. In addition, prior to the June 26, 2023 Board meeting, the Trustees met with representatives of abrdn and Tekla and with the four then-nominated Trustees to serve as Trustees of the Fund (the "New Trustees"). The Independent Trustees of the Fund also met separately with their independent counsel to consider and discuss the New Advisory Agreement with respect to the Fund. The Trustees considered that the key members of the investment team currently managing the Fund at Tekla had entered into employment agreements with abrdn Inc. prior to Tekla and abrdn Inc. signing the Purchase Agreement and that substantially all of members of the investment team currently managing the Fund at Tekla are expected join abrdn Inc. as full-time employees and continue to manage the Fund under the New Advisory Agreement. In their deliberations, the Independent Trustees had the opportunity to meet privately on several occasions without representatives of abrdn or Tekla present and were represented throughout the process by counsel to the Independent Trustees and the Funds.
In approving the New Advisory Agreement, the Board considered, among other things, the nature, extent, and quality of the services to be provided by abrdn Inc., the investment performance of the Fund and abrdn Inc., the costs of services to be provided by abrdn Inc. and profits expected to be realized by abrdn Inc. with respect to the Fund. The Trustees also considered whether the proposed fee levels reflect any economies of scale for the benefit of Fund shareholders and the extent to which economies of scale would be realized as the Fund grows. The Board also evaluated the financial strength of abrdn Inc. and abrdn Inc.'s ability to manage the Fund, noting that substantially all of the members of the investment team currently managing the Fund at Tekla are expected to continue to do so under the New Advisory Agreement. Counsel to the Independent Trustees and the Fund provided the Independent Trustees with a memorandum regarding the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. With respect to the Fund, the Board, including the Independent Trustees, evaluated all of the foregoing and, considering all factors together, determined in the exercise of its business judgment that the approval of the New Advisory Agreement is in the best interests of the Fund and its shareholders. The following provides more detail on certain factors considered by the Trustees and the Board's conclusions with respect to each such factor.
Nature, extent and quality of the services. The Trustees received and considered various information regarding the nature, extent and quality of the advisory services to be provided by abrdn Inc. to the Fund under the New Advisory Agreement. abrdn Inc. provided detailed responses to requests submitted by counsel to the Independent Trustees and the Fund. Prior to the June 26, 2023 meeting, the Trustees also received an in-person presentation from senior personnel across various departments of abrdn. The Trustees considered the information provided with respect to the resources that would be dedicated to the Fund and further considered that substantially all of the members of the investment team currently managing the Fund are expected to continue to do so under the New Advisory Agreement. Further, the Trustees noted that abrdn Inc. has advised the Trustees that in transitioning the management of the Fund, abrdn Inc. would be focused on minimizing any disruption to the Fund and its shareholders. The Trustees considered that abrdn Inc. is a very large asset manager and has extensive experience in managing closed-end funds. The Trustees noted that closed-end funds are an important element of the abrdn client base in the U.S. and globally and further noted that abrdn Inc. has substantial experience in assimilating closed-end funds into its family of funds.
The Trustees considered that as of December 31, 2022, abrdn had approximately $452 billion in assets under management and that abrdn Inc. manage 13 U.S. closed-end funds and 25 non-U.S. closed-end funds, totaling $29.8 billion in assets as of January 24, 2023. They also considered that while abrdn Inc. does not currently manage any healthcare or biotech strategies, substantially all of the members of the investment team currently managing the Fund at Tekla are expected to join abrdn Inc. as full-time employees and continue to manage the Fund under the New Advisory Agreement and abrdn Inc. had expressed its commitment to integrating this team into its organization and to expanding its expertise in the healthcare and biotech sectors more generally. The Trustees further considered that abrdn Inc. is committed to its asset management business and, in particular, its closed-end fund platform, has knowledge of the closed-end fund marketplace and has dedicated closed-end fund investor services professionals.
The Trustees noted abrdn Inc.'s and Tekla's representation that, if abrdn Inc. were approved as the Fund's investment adviser, there would be no expected diminution in the nature, quality and extent of services provided to the Fund and its shareholders, including administrative, regulatory and compliance services. The Trustees further considered certain differences in the valuation policies of abrdn Inc. and Tekla.
Based on the foregoing and other relevant information reviewed, the Trustees concluded that, overall, they were satisfied with assurances from abrdn Inc. as to the expected nature, extent and quality of the services to be provided to the Fund under the New Advisory Agreement.
abrdn Healthcare Investors	27

Supplemental Information (Unaudited)  (continued)

Investment performance. The Trustees considered and reviewed the investment performance record of abrdn Inc. in managing other closed-end funds. The Trustees noted that abrdn Inc. does not currently manage any healthcare or biotech strategies. The Board also considered the information received and reviewed throughout the year and in connection with its recent annual approval of the investment advisory agreement between such Fund and Tekla (the "Tekla Advisory Agreement") regarding the Fund's performance, as well as the investment strategy and the investment team, both of which are expected to remain unchanged under the New Advisory Agreement. Furthermore, the Trustees considered that the Fund's investment objectives, fundamental and non-fundamental policies are not expected to change as a result of the New Advisory Agreement.
Fees and Expenses. The Trustees considered that, with respect to the Fund, the advisory fee schedule would be the same under the New Advisory Agreement as under the Tekla Advisory Agreement. The Trustees considered the various services to be provided by abrdn Inc. to the Fund under the New Advisory Agreement and reviewed comparisons of the Fund's proposed expense ratios to: (i) those of a peer group of other investment companies identified by an independent service provider engaged by the Independent Trustees in connection with their most recent renewal of the Tekla Advisory Agreement in March of 2023; and (ii) the Fund's current expenses and expense ratios under the Tekla Advisory Agreement. The Trustees noted that abrdn Inc.'s proposed fees are within the range of fees presented in the comparative information and noted that the Fund may maintain a meaningful allocation to venture and restricted securities, a portfolio management service that can warrant higher management fees than those proposed to be charged by abrdn Inc. to the Fund. The Trustees considered, among other things, that the Fund's aggregate expenses incurred in any fiscal year, including but not limited to investment advisory fees (but excluding borrowing costs, taxes, brokerage commissions, and any non-routine expenses) ("Operating Expenses") are expected to decrease as a result of expense limitation agreements abrdn Inc. has agreed to impose, which will be in effect for at least two years from the date that abrdn Inc. begins managing the Fund and that the services to be provided by abrdn Inc. under the New Advisory Agreement are at least comparable to the services provided to the Fund under the Tekla Advisory Agreement.
Economies of Scale. The Trustees noted that while the Fund, as a closed-end fund, generally would not present the opportunity for economies of scale by themselves, abrdn's large platform presented new opportunities for the Fund to receive the benefits of economies of scale through abrdn's relationships with service providers and other operational efficiencies. The Trustees noted that, consistent with the Tekla Advisory Agreement for the Fund, the advisory fee schedules in the New Advisory Agreement provide for breakpoints that would reduce the effective fee to the extent a Fund's net assets should increase, allowing such Fund to share in the benefits of any economies of scale that would inure to abrdn as the Fund's assets increase. The Trustees considered that, given the closed-end structure of the Fund and the fact that, absent a rights offering or other secondary offering, any significant growth in assets generally will occur through appreciation in the value of the Fund's investment portfolio.
The Trustees also noted abrdn Inc.'s representation that it would attempt to achieve economies of scale through relationships with brokers, administrative systems and other efficiencies. The Trustees considered the ways in which abrdn Inc. may be able to achieve economies of scale for the Fund but noted that there can be no assurances that economies of scale will be achieved by abrdn Inc. Under the circumstances, the Board concluded that, with respect to the Fund, the proposed advisory fees are not excessive and that the advisory fee structure for the Fund is appropriate.
Fall-Out Benefits and Other Factors. The Trustees also considered information regarding potential "fall-out" or ancillary benefits that would be received by abrdn as a result of its relationship with the Fund. The Board received and considered information regarding the extent to which abrdn might derive other ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as investment adviser to the Fund. The Board concluded that, to the extent abrdn derives other benefits from its relationship with the Fund, those benefits are not so significant as to render abrdn Inc.'s fees excessive.
The Trustees also considered that Tekla has a financial interest under the Purchase Agreement in having the Board and shareholders approve the New Advisory Agreement.
Costs of Services Provided and Profitability. In evaluating the costs of the services to be provided by abrdn Inc. under the New Advisory Agreement and the expected profitability to abrdn Inc. from its proposed relationship with the Fund, the Trustees once again considered, among other things, that there would be no increase in advisory fee rate under the New Advisory Agreement. The Trustees further noted the pro forma nature of the profitability information presented and that it was not possible to predict with certainty how abrdn Inc.'s profitability actually would be affected by becoming the investment adviser to the Fund, but that they had been satisfied, based on their review of the projected profitability of abrdn Inc., that the profitability from its relationship with the Fund would not be excessive.
Based on the information provided to and evaluated by the Trustees, the Trustees concluded that, with respect to the Fund, the fees proposed to be charged by abrdn Inc. under the New Advisory Agreement are fair and reasonable in light of the quality and nature of the services proposed to be provided by abrdn Inc. and that the proposed profitability of abrdn Inc.'s relationship with the Fund will not be excessive.
Conclusion. In their deliberations, the Trustees did not identify any single item that was all-important or controlling and each Trustee may have attributed different weights to various factors. After an evaluation of the above-described factors and based on their deliberations and analysis of the information provided, the Trustees concluded that, with respect to the Fund, approval of the New Advisory Agreement is in the best interests
28	abrdn Healthcare Investors

Supplemental Information (Unaudited)  (concluded)

of the Fund and its shareholders. Accordingly, the Trustees, including the Independent Trustees voting separately, unanimously approved the New Advisory Agreement with respect to the Fund. Shareholders approved the New Advisory Agreement on October 13, 2023. Effective October 27, 2023, abrdn Inc. became the investment adviser of the Fund.
abrdn Healthcare Investors	29

Dividend Reinvestment and Optional Cash Purchase Plan  (Unaudited)

The Fund intends to distribute to shareholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses. Pursuant to the Dividend Reinvestment and Optional Cash Purchase Plan (the “Plan”), shareholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”) in the Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive such distributions paid by check in U.S. Dollars mailed directly to the shareholder by the Plan Agent, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee and may be required to have their shares registered in their own names in order to participate in the Plan. Please note that the Fund does not issue certificates so all shares will be registered in book entry form. The Plan Agent serves as agent for the shareholders in administering the Plan. If the Trustees of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s common stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share (plus expected per share fees) on the valuation date equals or exceeds NAV per share on that date, the Fund will issue new shares to participants at NAV; provided, however, that if the NAV is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the payable date for such distribution or dividend or, if that date is not a trading day on the NYSE, the immediately preceding trading date. If NAV exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the NYSE or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of the Fund share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.
Participants have the option of making additional cash payments of a minimum of $50 per investment (by check, one-time online bank debit or recurring automatic monthly ACH debit) to the Plan Agent for investment in the Fund’s common stock, with an annual maximum contribution of $250,000. The Plan Agent will wait up to three business days after receipt of a check or electronic funds transfer to ensure it receives good funds. Following confirmation of receipt of good funds, the Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on the 25th day of each month or the next trading day if the 25th is not a trading day.
If the participant sets up recurring automatic monthly ACH debits, funds will be withdrawn from his or her U.S. bank account on the 20th of each month or the next business day if the 20th is not a banking business day and invested on the next investment date. The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan. There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a per share fee of $0.02 incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Per share fees include any applicable brokerage commissions the Plan Agent is required to pay.
Participants also have the option of selling their shares through the Plan. The Plan supports two types of sales orders. Batch order sales are submitted on each market day and will be grouped with other sale requests to be sold. The price will be the average sale price obtained by Computershare’s broker, net of fees, for each batch order and will be sold generally within 2 business days of the request during regular open market hours. Please note that all written sales requests are always processed by Batch Order. ($10 and $0.12 per share). Market Order sales will sell at the next available trade. The shares are sold real time when they hit the market, however an available trade must be presented to complete this transaction. Market Order sales may only

30	abrdn Healthcare Investors

Dividend Reinvestment and Optional Cash Purchase Plan  (Unaudited)  (concluded)

be requested by phone at 1-800-647-0584 or using Investor Center through www.computershare.com/buyaberdeen. ($25 and $0.12 per share).
The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions. The Fund or the Plan Agent may terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days prior to the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law or the rules or policies of the SEC or any other regulatory authority) only by mailing a written notice at least 30 days prior to the effective date to the participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent by phone at 1-800-647-0584, using Investor Center through www.computershare.com/buyaberdeen or in writing to Computershare Trust Company N.A., P.O. Box 43006, Providence, RI 02940-3078.

abrdn Healthcare Investors	31

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Corporate Information

Trustees
Todd Reit, Chair
Jeffrey Bailey
Stephen Bird
Rose DiMartino
Kathleen Goetz
C. William Maher
Investment Adviser
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
Custodian and Administrator
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
Computershare Trust Company, N.A.
P.O. Box 43006
Providence, RI 02940-3078
Independent Registered Public Accounting Firm
KPMG LLP
1601 Market Street
Philadelphia, PA 19103
Legal Counsel
Dechert LLP
1900 K Street N.W.
Washington D.C. 20006
Investor Relations
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
1-800-522-5465
Investor.Relations@abrdn.com

The Financial Statements as of March 31, 2024, included in this report, were not audited and accordingly, no opinion is expressed thereon.
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.
Shares of abrdn Healthcare Investors are traded on the NYSE under the symbol “HQH.” Information about the Fund’s net asset value and market price is available at www.abrdnhqh.com.
This report, including the financial information herein, is transmitted to the shareholders of abrdn Healthcare Investors for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future results.

HQH-SEMI-ANNUAL

Item 2. Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6. Schedule of Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Reports to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable to semi-annual report on Form N-CSR.

(b) There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR. On March 21, 2024, the Fund announced the appointment of Dr. Jason Akus as co-lead portfolio manager to the Fund alongside Dr. Daniel Omstead. Dr. Akus has served on the investment team with Dr. Omstead for over 20 years. Dr. Omstead was the founder of Tekla Capital Management (TCM) that served as the investment advisor to the Funds from 2001 until October 27, 2023, when a strategic transaction with abrdn Inc. (“abrdn”) was completed and the Fund’s advisory agreement transferred to abrdn. Dr. Akus’ appointment is part of the orderly transition of Dr. Omstead’s responsibilities as the lead portfolio manager to the Fund. Dr. Omstead continued to serve as the co-lead portfolio manager alongside Dr. Akus through May 31, 2024. Subsequently, Dr. Akus took over as lead portfolio manager and Dr. Omstead will remain at abrdn and serve in an advisory role to Dr. Akus and the investment team until September 30, 2024.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total No. of Shares Purchased	(b) Average Price Paid per Share	(c) Total No. of Shares Purchased as Part of Publicly Announced Plans or Programs(1)	(d) Maximum No. of Shares that May Yet Be Purchased Under the Plans or Programs(1)
Month #1 (Oct. 1, 2023 — Oct. 31, 2023)	—	—	—	5,864,076
Month #2 (Nov. 1, 2023 — Nov. 30, 2023)	—	—	—	5,864,076
Month #3 (Dec. 1, 2023 — Dec. 31, 2023)	—	—	—	5,864,076
Month #4 (Jan. 1, 2024 — Jan. 31, 2024)	—	—	—	5,864,076
Month #5 (Feb. 1, 2024 — Feb. 29, 2024)	—	—	—	5,864,076
Month #6 (Mar. 1, 2024 — Mar. 31, 2024)	—	—	—	5,864,076
Total	—	$—	—

(1)	On June 30, 2011, the share repurchase program was announced, which has been subsequently reviewed and approved by the Board of Trustees. In March 2024, the Board approved the renewal of the repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares in the open market for a one-year period ending July 14, 2025. Prior to this renewal, in March 2023, the Trustees approved the renewal of the share repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares for a one-year period ending July 14, 2024.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended March 31, 2024, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 13. Recovery of Erroneously Awarded Compensation

Not appliable

Item 14. Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this Form N-CSR.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4)	Change in Registrant’s independent public accountant. Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are exhibits to this Form N-CSR .

(c)	A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Policy since the Registrant’s last filed N-CSR, are filed herewith as Exhibits (c)(1) and (c)(2), as required by the terms of the Registrant’s SEC exemptive order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

abrdn Healthcare Investors

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
abrdn Healthcare Investors

Date: June 10, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
abrdn Healthcare Investors

Date: June 10, 2024

By:	/s/ Sharon Ferrari
Sharon Ferrari,
Principal Financial Officer of
abrdn Healthcare Investors

Date: June 10, 2024